COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
15. COMMITMENTS AND CONTINGENT LIABILITIES

Cash Commitments

NJNG has entered into long-term contracts, expiring at various dates through October 2036, for the supply, transportation and storage of natural gas. These contracts include annual fixed charges of approximately $124.7 million at current contract rates and volumes, which are recoverable through BGSS.

For the purpose of securing storage and pipeline capacity, our Energy Services segment enters into storage and pipeline capacity contracts, which require the payment of certain demand charges by Energy Services to maintain the ability to access such natural gas storage or pipeline capacity, during a fixed time period, which generally ranges from one to 10 years. Demand charges are established by interstate storage and pipeline operators and are regulated by FERC. These demand charges represent commitments to pay storage providers or pipeline companies for the right to store and/or transport natural gas utilizing their respective assets.
Commitments as of September 30, 2020, for natural gas purchases and future demand fees for the next five fiscal year periods, are as follows:

(Thousands)	2021	2022	2023	2024	2025	Thereafter
Energy Services:
Natural gas purchases	$151,270	$1,600	$—	$—	$—	$—
Storage demand fees	21,857	13,028	8,632	3,748	2,488	942
Pipeline demand fees	76,462	53,451	29,736	22,687	17,110	36,527
Sub-total Energy Services	$249,589	$68,079	$38,368	$26,435	$19,598	$37,469
NJNG:
Natural gas purchases	$4,377	$—	$—	$—	$—	$—
Storage demand fees	36,096	32,122	20,303	12,768	6,830	3,530
Pipeline demand fees	88,564	131,578	107,614	85,118	79,609	552,465
Sub-total NJNG	$129,037	$163,700	$127,917	$97,886	$86,439	$555,995
Total	$378,626	$231,779	$166,285	$124,321	$106,037	$593,464

As of September 30, 2020, the Company’s future minimum lease payments under various operating leases will not be more than $1.4 million annually for the next five years and $73,000 in the aggregate for all years thereafter.

Guarantees

As of September 30, 2020, there were NJR guarantees covering approximately $258 million of Energy Services’ natural gas purchases and demand fee commitments not yet reflected in accounts payable on the Consolidated Balance Sheets.
Legal Proceedings

Manufactured Gas Plant Remediation

NJNG is responsible for the remedial cleanup of certain former MGP sites, dating back to gas operations in the late 1800s and early 1900s, which contain contaminated residues from former gas manufacturing operations. NJNG is currently involved in administrative proceedings with the NJDEP, and participating in various studies and investigations by outside consultants, to determine the nature and extent of any such contaminated residues and to develop appropriate programs of remedial action, where warranted, under NJDEP regulations.

NJNG periodically, and at least annually, performs an environmental review of former MGP sites located in Atlantic Highlands, Berkeley, Long Branch, Manchester, Toms River, and Freehold, New Jersey, collectively, the "former MGP sites", including a review of potential liability for investigation and remedial action. NJNG estimated at the time of the most recent review that total future expenditures at the former MGP sites for which it is responsible, including potential liabilities for further and continued natural resource damages, may be brought by the NJDEP for alleged injury to groundwater or other natural resources concerning these sites. As we have not yet completed the remedial investigation of the site, the total amount of potential costs of all remedial actions at the MGP site in Freehold, New Jersey, cannot be reasonably estimated at this time.

The estimated total future expenditures for all former MGP sites will range from approximately $143.1 million to $181.7 million. NJNG’s estimate of these liabilities is based upon known facts, existing technology and enacted laws and regulations in place when the review was completed. Where it is probable that costs will be incurred, and the information is sufficient to establish a range of possible liability, NJNG accrues the most likely amount in the range. If no point within the range is more likely than the other, the Company accrues at the lower end of the range. Accordingly, NJNG recorded an MGP remediation liability and a corresponding regulatory asset on the Consolidated Balance Sheets of $150.6 million as of September 30, 2020 and $131.1 million as of September 30, 2019, based on the most likely amount. The remediation liability at September 30, 2020 includes adjustments for actual expenditures during fiscal 2020. The actual costs to be incurred by NJNG are dependent upon several factors, including final determination of remedial action, changing technologies and governmental regulations, the ultimate ability of other responsible parties to pay and insurance recoveries, if any.

In June 2019, NJNG initiated a preliminary assessment of a site in Aberdeen, New Jersey to determine prior ownership and if former MGP operations were active at the location. As of September 30, 2019, costs associated with preliminary assessment activities were considered immaterial and included as a component of NJNG’s annual SBC application to recover remediation expenses. The preliminary assessment and site investigation activities are ongoing at the Aberdeen, NJ site location. The estimated costs to complete the preliminary assessment and site investigation phase is included in the MGP remediation liability and corresponding regulatory asset on the Consolidated Balance Sheet at September 30, 2020. NJNG will continue to gather information to determine whether the obligation exists to undertake remedial action.

NJNG recovers its remediation expenditures, including carrying costs, over rolling seven-year periods pursuant to a RAC approved by the BPU. On September 9, 2020,the BPU approved NJNG's an increase in the RAC, which increased the annual recovery from $8.5 million to $9.7 million and is effective October 1, 2020. As of September 30, 2020, $36.5 million of previously incurred remediation costs, net of recoveries from customers and insurance proceeds, are included in regulatory assets on the Consolidated Balance Sheets. NJNG will continue to seek recovery of MGP-related costs through the RAC. If any future regulatory position indicates that the recovery of such costs is not probable, the related non-recoverable costs would be charged to income in the period of such determination.

General

The Company is involved, and from time to time in the future may be involved, in a number of pending and threatened judicial, regulatory and arbitration proceedings relating to matters that arise in the ordinary course of business. In view of the inherent difficulty of predicting the outcome of litigation matters, particularly when such matters are in their early stages or where the claimants seek indeterminate damages, the Company cannot state with confidence what the eventual outcome of the pending litigation will be, what the timing of the ultimate resolution of these matters will be, or what the eventual loss, fines or penalties related to each pending matter will be, if any. In accordance with applicable accounting guidance, NJR establishes accruals for litigation for those matters that present loss contingencies as to which it is both probable that a loss will be incurred and the amount of such loss can be reasonably estimated. NJR also discloses contingent matters for which there is a reasonable possibility of a loss. Based upon currently available information, NJR believes that the results of litigation that is currently pending, taken together, will not have a materially adverse effect on the Company’s financial condition, results of operations or cash flows. The actual results of resolving the pending litigation matters may be substantially higher than the amounts accrued.
The foregoing statements about NJR’s litigation are based upon the Company’s judgments, assumptions and estimates and are necessarily subjective and uncertain. The Company has a number of threatened and pending litigation matters at various stages.